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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 11, 2001

                     LERNOUT & HAUSPIE SPEECH PRODUCTS N.V.
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             (Exact Name of Registrant as Specified in Its Charter)


                             The Kingdom of Belgium
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                 (State or Other Jurisdiction of Incorporation)


        0-27296                                              N/A
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(Commission File Number)                    (I.R.S. Employer Identification No.)


52 Third Avenue, Burlington, Massachusetts                        01803
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(Address of Principal Executive Offices in the U.S.)            (Zip Code)


                                 (617) 203-5000
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              (Registrant's Telephone Number, Including Area Code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report
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Item 5. Other Events.

         As previously reported on Form 8-K filed on February 21, 2001,
Lernout & Hauspie Speech Products N.V. (the "Registrant") and certain of its U.S. subsidiaries (Dictaphone Corporation and L&H Holdings USA, Inc., the successor corporation to Dragon Systems Inc.) each filed, on November 29, 2000, voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") captioned In re Lernout & Hauspie Speech Products N.V., et al., Case Nos. 00-4397 through 00-4399 (JHW). The Registrant, Dictaphone Corporation and L&H Holding USA, Inc. continue to operate their business and manage their property as debtors-in-possession, subject to Bankruptcy Court approval for certain actions.

         The Registrant, Dictaphone Corporation and L&H Holdings USA, Inc. are required to file Monthly Operating Reports with the Bankruptcy Court and the Office of the United States Trustee for the District of Delaware (the "United States Trustee") pursuant to Bankruptcy Rule 2015 and the Office of the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto are: (i) as Exhibit 99.1, the unconsolidated Monthly Operating Report of the Registrant for the period of January 1, 2001 through January 31, 2001, filed with the Bankruptcy Court and the United States Trustee on May 11, 2001, (ii) as Exhibit 99.2, the unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of January 1, 2001 through January 31, 2001, filed with the Bankruptcy Court and the United States Trustee on May 11, 2001, (iii) as Exhibit 99.3, the unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of January 1, 2001 through January 31, 2001, filed with the Bankruptcy Court and the United States Trustee on May 11, 2001, (iv) as Exhibit 99.4, the unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of February 1, 2001 through February 28, 2001, filed with the Bankruptcy Court on May 29, 2001 and the United States Trustee on May 18, 2001, and (v) as
Exhibit 99.5, the unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of February 1, 2001 through February 28, 2001, filed with the Bankruptcy Court on May 29, 2001 and the United States Trustee on May 18, 2001. The Monthly Operating Report for the Registrant for the month of February has not yet been filed with the Bankruptcy Court nor the United States Trustee.

         On May 21, 2001, the Registrant filed a Recovery and Payment Plan with the Commercial Court in Ieper, Belgium. An unofficial translation of this plan is attached as Exhibit 99.6. The filing concerns the Belgian aspects of the Registrant's restructuring plan and proposes a sale of all of the assets or the transfer of the assets into a new company ("Newco"). Under this scenario, existing creditors would most likely exchange debt for equity in Newco, and a third party, for example an industrial partner and/or a venture capital company, would also make an equity investment in order to fund future operations. Creditors of the Registrant will vote on the Recovery and Payment Plan on
June 5, 2001.
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        Distribution under the Recovery and Payment Plan are conditioned upon approval of a plan of reorganization by the the Bankruptcy Court in connection with the Registrant's Chapter 11 case.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits:

99.1 Unconsolidated Monthly Operating Report of the Registrant for the period of January 1, 2000 through January 31, 2000.

99.2 Unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of January 1, 2000 through January 31, 2000.

99.3 Unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of January 1, 2000 through January 31, 2000.

99.4 Unconsolidated Monthly Operating Report of Dictaphone Corporation for the period of February 1, 2001 through February 28, 2001.

99.5 Unconsolidated Monthly Operating Report of L&H Holdings USA, Inc. for the period of February 1, 2001 through February 28, 2001.

99.6     Unofficial Translation of the Recovery and Payment Plan.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               LERNOUT & HAUSPIE SPEECH
                                               PRODUCTS N.V.

Dated: May 30, 2001                            By /s/ Philippe Bodson
                                                 ---------------------------
                                                  Philippe Bodson
                                                  Chief Executive Officer